TABLE OF CONTENTS

ANNUAL MEETING OF SHAREHOLDERS
ELECTION OF DIRECTORS
BENEFICIAL OWNERSHIP OF COMMON STOCK
COMPENSATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES
PENSION PLAN TABLE
PERFORMANCE GRAPH
APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN
SELECTION OF INDEPENDENT AUDITORS
SHAREHOLDER PROPOSALS
COST OF SOLICITATION

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

ROADWAY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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February 21, 2003

Dear Shareholder:

      You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Roadway Corporation, which will be held on Wednesday, March 26, 2003, at 9:00 a.m. at the Sheraton Four Points Hotel, located at 3150 West Market Street, Fairlawn, Ohio.

      At the Annual Meeting, you will be asked to elect eight Directors to the Board of Directors, to approve an amendment to the Company’s 2001 Employee Stock Purchase Plan, and to ratify the selection of the independent auditors of the Company for the current fiscal year.

      The Company has enclosed a copy of its 2002 Annual Report for the year ended December 31, 2002 with this notice of annual meeting of shareholders and proxy statement.

      Please read the enclosed information carefully before completing and returning the enclosed proxy card. Returning your proxy card as soon as possible will assure your representation at the meeting, whether or not you plan to attend. If you do attend the annual meeting, you may, of course, withdraw your proxy should you wish to vote in person.

Sincerely,
/s/ Michael W. Wickham
MICHAEL W. WICKHAM
Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 26, 2003

To The Shareholders:

      You are hereby notified that the Annual Meeting of Shareholders of Roadway Corporation, a Delaware corporation (the “Company”), will be held Wednesday, March 26, 2003, at 9:00 a.m. at the Sheraton Four Points Hotel, located at 3150 West Market Street, Fairlawn, Ohio, for the purpose of:

1.	Electing eight Directors to the Board of Directors consisting of Frank P. Doyle, John F. Fiedler, Dale F. Frey, Phillip J. Meek, Carl W. Schafer, James D. Staley, Sarah Roush Werner, and Michael W. Wickham;

2.	Approving an amendment to the Roadway Corporation 2001 Employee Stock Purchase Plan to increase the number of shares available for purchase under the Plan;

3.	Ratifying the selection of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 2003; and

4.	Transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      The record of shareholders entitled to notice and to vote at the meeting was taken as of the close of business on February 11, 2003.

      You are invited to attend the meeting, but whether or not you expect to attend in person, please mark, sign, date, and return the enclosed proxy in the accompanying postage-paid envelope so that your shares will be represented at the meeting or adjournment thereof.

      If you wish to have your vote treated in a confidential manner, please mark the box “Confidential Vote Requested” on your proxy card.

JOHN J. GASPAROVIC
Secretary

February 21, 2003

ROADWAY CORPORATION

1077 Gorge Boulevard
Akron, Ohio 44310

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 26, 2003

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Roadway Corporation, a Delaware corporation (the “Company”), of proxies to be used at the annual meeting of shareholders of the Company to be held on March 26, 2003 (the “Annual Meeting”). The Notice of Annual Meeting of Shareholders, this Proxy Statement, and related proxy card are being mailed to shareholders on or about February 21, 2003.

      Shareholders of record of the Company at the close of business on February 11, 2003 will be entitled to vote at the Annual Meeting (the “Record Date”). On that date, the Company had outstanding and entitled to vote 19,580,662 shares of common stock, par value $0.01 per share (“Common Stock”). Each share of Common Stock entitles the holder to one vote on all matters properly brought before the meeting, including the election of directors.

      Shares can be voted only if the shareholder is present in person or by proxy. The Company has a policy relating to proxy voting and independent tabulation and inspection of elections. The policy provides that the Company will furnish shareholders the opportunity to request confidential treatment of their votes. There is a place on the enclosed proxy card for shareholders to make such an election. If a shareholder so requests confidential treatment, an independent vote tabulator and the independent inspectors of election will keep the shareholder’s vote permanently confidential and not disclose the vote to anyone. This policy will be in effect at the Annual Meeting. Confidential treatment will not apply when disclosure is required by law or under certain other limited circumstances.

      You may revoke your proxy at any time prior to the exercise of the powers it confers by giving notice to the Company in writing or by a later executed proxy. Attendance at the Annual Meeting will not automatically revoke a proxy, but a shareholder attending the Annual Meeting may request a ballot and vote in person, thereby revoking a previously granted proxy. The shares represented by properly executed proxies will, unless such proxies have previously been revoked, be voted in the manner specified on the proxies. If specific choices are not indicated on a properly executed proxy, the shares represented by such proxies received will be voted: (i) for the nominees for Director named in this Proxy Statement; (ii) for approval of the amendment to the Roadway Corporation 2001 Employee Stock Purchase Plan, as amended, to increase the number of shares available for purchase thereunder as described in this Proxy Statement; (iii) for ratification of the selection of Ernst & Young LLP as independent auditors; and (iv) in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes, for any other matters that properly come before the Annual Meeting. As of the date hereof, the Board of Directors is not aware of any matter to be presented for action at the meeting other than those set forth herein.

      The presence, in person or by proxy, of the holders of a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for any business to be transacted at the Annual Meeting. Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Directors are elected by a plurality of the affirmative votes cast. The affirmative vote by the holders of a majority of the total number of shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is required to approve any other matter to be acted upon at the Annual Meeting. Abstentions and “broker non-votes” are not counted for purposes of approving any of the matters to be acted upon at the Annual Meeting.

      The Board of Directors has designated Michael W. Wickham, Chairman and Chief Executive Officer; James D. Staley, President; and J. Dawson Cunningham, Executive Vice President and Chief Financial Officer, as proxies for appointment by shareholders to represent and vote their shares in accordance with their directions.

      On February 12, 2003, the Company announced that, effective March 26, 2003, Michael W. Wickham will retire as the Chief Executive Officer of the Company, but will continue to serve as Chairman of the Board of Directors. The Company also announced that, upon Mr. Wickham’s retirement, James D. Staley will assume the role of President and Chief Executive Officer of the Company, and Robert L. Stull will succeed Mr. Staley as President of Roadway Express, Inc.

      This Proxy Statement contains a report issued by our Compensation Committee relating to executive compensation for 2002, a report issued by our Audit Committee relating to its activities during 2002, and a chart titled “Stock Performance Graph.” Shareholders should be aware that under SEC rules, the Compensation Committee and Audit Committee reports and the stock price performance chart are not considered “filed” with the SEC under the Securities Exchange Act of 1934, and are not incorporated by reference in any past or future filing by the Company under the Securities Exchange Act of 1934 or the Securities Act of 1933, unless these sections are specifically referenced.

ELECTION OF DIRECTORS

(Proposal No. 1)

      The By-Laws of the Company provide that the Board of Directors shall consist of not less than three members, as fixed by the Board of Directors from time to time. The Board of Directors has fixed the number at eight. At the Annual Meeting, eight Directors are to be elected to hold office until the Company’s next annual meeting. Upon the recommendation of its Compensation and Nominating Committee, the Board of Directors recommends that the eight nominees for Director be elected at the Annual Meeting. All nominees have consented to being named and to serve if elected. If any nominee becomes unavailable for any reason, the proxies will be voted for the election of such other person as a Director as the Compensation and Nominating Committee may recommend.

Director Nominees

      Information regarding the nominees to the Board of Directors of the Company is set forth below.

Present Positions, Recent
Name	Business Experience and Age

Frank P. Doyle	Director of the Company since January 1996. Now retired, he was the Vice Chairman and Chief Executive Officer of Compaq Computer Corporation, a computer manufacturing and services company, from April 1999 through July 1999. He served as Executive Vice President of General Electric Company, a manufacturing, services, and technology company, from 1992 through 1995. Age 71.
John F. Fiedler	Director of the Company since March 1999. He has been the Chairman of BorgWarner Inc., a supplier of highly engineered systems and components primarily for automotive powertrain applications, since March 1996, and Chief Executive Officer of BorgWarner from January 1995 through February 2003. He was Executive Vice President-North America Tire Division of The Goodyear Tire & Rubber Company, a manufacturer of tire and rubber products, from 1991 through 1994. Director: Mohawk Industries, Inc., and Cooper Tire & Rubber Company. Age 64.
Dale F. Frey	Director of the Company since January 1998. Now retired, he was the Chairman and Chief Executive Officer of General Electric Investment Corporation from 1984 through early 1997, and Vice President and Treasurer of General Electric Company, a manufacturing, services, and technology company, from 1980 through January 1994. Director: Aftermarket Technology Corp., Praxair, Inc., McLeodUSA Incorporated, The Yankee Candle Company, Inc. and Community Health Systems. Age 70.

Present Positions, Recent
Name	Business Experience and Age

Phillip J. Meek	Director of the Company since January 1996. Now retired, he was Senior Vice President, Capital Cities/ ABC, Inc., a broadcasting, cable, and publishing company, and President of its publishing group from 1986 through 1997. Trustee: Ohio Wesleyan University and Chair of its Board of Trustees. Director: Guideposts, a church organization. Age 65.
Carl W. Schafer	Director of the Company since January 1996. President of The Atlantic Foundation, a charitable organization, since 1990. Director: Frontier Oil Corporation, Labor Ready, Inc., The UBS PaineWebber, Guardian Life Insurance European Investors, and Harding Loevner Funds, Inc. group of mutual funds. Age 67.
James D. Staley	President since May 2001, and President and Chief Executive Officer of Roadway Express, Inc. since May 2002. Previously, he served as President and Chief Operating Officer of Roadway Express, Inc. since March 1998 and, before then, as Vice President-Operations of Roadway Express, Inc. since 1993. He is the President of Trucking Management, Inc. (the multi-employer bargaining agent and contract administrator for the National Master Freight Agreement), and a Director of the Greater Akron Chamber. Age 53.
Sarah Roush Werner	Director of the Company since January 1996. She was a director of Roadway Services, Inc. from 1970 through 1995. She is a private investor. Age 72.
Michael W. Wickham	Chairman of the Board of the Company since March 1998, and Chief Executive Officer since January 1996. He served as President of the Company from July 1990 through March 1998 and Director of the Company since 1989. He also served as Vice President-Administration and Finance from January 1990 through June 1990. Age 56.

Committees and Directors Meetings

      The Board of Directors has two standing committees: the Audit Committee and the Compensation and Nominating Committee.

      The members of the Audit Committee are Carl W. Schafer (Chairman), John F. Fiedler, and Phillip J. Meek. The Audit Committee oversees the financial affairs of the Company.

      The members of the Compensation and Nominating Committee are Frank P. Doyle, Dale F. Frey, and Phillip J. Meek (Chairman). The Compensation and Nominating Committee recommends compensation for executive officers of the Company and reviews and recommends criteria and specific candidates for membership to the Board of Directors. Written recommendations for nominees to the Board of Directors to be elected at the 2004 annual meeting of shareholders (the “2004 Annual Meeting”) will be considered by the Compensation and Nominating Committee if such recommendations are received in accordance with the Company’s By-Laws by the Secretary of the Company at its principal offices at least 70 days prior to the 2004 Annual Meeting or, if the Company does not make a public announcement of the date of the 2004 Annual Meeting at least 80 days prior to such meeting, not later than ten days after the actual public announcement of the 2004 Annual Meeting.

      The Board of Directors held five meetings in 2002. The Compensation and Nominating Committee met three times and the Audit Committee met four times. All of the Directors attended at least seventy-five percent of the total meetings held by the Board of Directors and the committees on which they served in 2002.

Director Compensation

      Except as set forth below, during 2002 each nonemployee Director of the Company received an annual retainer of $24,000 plus (a) $3,000 for each committee membership, and (b) $2,000 for each committee chairmanship, (c) 2,000 shares of restricted stock under the Non-Employee Directors’ Equity Ownership Plan (which vest over four years at 25% per year), and (d) 6,000 stock options under the Non-Employee Directors’ Equity Ownership Plan (which vest completely on the first anniversary of the grant). In addition to his or her annual retainer, each nonemployee Director received $1,500 for each Board of Directors meeting and $1,000 for each committee meeting that such Director attended. In addition, during 2002, Mr. Carl W. Schafer, chairman of the Audit Committee, attended four meetings with members of management relating to the preparation of the Company’s quarterly financial statements, and received fees of $1,500 for each such attendance.

      Nonemployee Directors may elect to take all or a portion of their annual retainer in stock options under the Nonemployee Directors’ Stock Option Plan. In addition, nonemployee Directors may elect to take all or part of their compensation for services as a Director, including their annual retainer, fees for committee positions, and attendance fees, in shares of Common Stock under the Directors’ Equity and Deferred Compensation Plan. The Directors’ Equity and Deferred Compensation Plan permits Directors to defer all or a portion of his or her fees, whether taken in the form of shares of Common Stock or cash. In 2002, Dale F. Frey elected to take stock options under the Nonemployee Directors’ Stock Option Plan in lieu of his cash annual retainer. In 2002, Frank P. Doyle and Phillip J. Meek elected to take shares of Common Stock under the Directors’ Equity and Deferred Compensation Plan in lieu of their annual cash retainer (in the case of Messrs. Doyle and Meek) and cash for his meeting attendance fees (in the case of Mr. Doyle), and to defer receipt of such shares under the Plan.

BENEFICIAL OWNERSHIP OF COMMON STOCK

      Except as otherwise noted, the following table sets forth certain information as of January 31, 2003 as to the security ownership of those persons owning of record or known to the Company to be the beneficial owner of more than five percent of the Common Stock; the beneficial ownership of Common Stock by each Director nominee and executive officer named in the Summary Compensation Table; and all Director nominees and executive officers as a group. Except as otherwise noted, the information with respect to beneficial ownership has been furnished by the respective Director nominee, executive officer, or five percent beneficial owner, as the case may be. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the Common Stock has been determined for this purpose in accordance with the applicable rules and regulations promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”).

	Amount and Nature of		Percentage of Shares of Common
Name and Address of Beneficial Owner	Beneficial Ownership		Stock Beneficially Owned

Sarah Roush Werner
P.O. Box 503
Bellevue, Washington 98009-0503	1,698,101	(a)	8.7%
Roadway Corporation
401(k) Stock Savings Plan
Fidelity Management Trust Company, Trustee
82 Devonshire Street
Boston, MA 02109	5,585,768	(b)	28.6%
Frank P. Doyle	14,998	(c)(d)	*
John F. Fiedler	4,317		*
Dale F. Frey	12,465	(c)(d)	*
Phillip J. Meek	18,854	(c)(d)	*
Carl W. Schafer	3,100	(f)	*
James D. Staley	145,350	(e)(g)	*
Michael W. Wickham	339,889	(e)(f)(g)(h)	1.7%
J. Dawson Cunningham	137,090	(e)(f)(g)(h)	*
John D. Bronneck	77,521	(e)(g)	*
John J. Gasparovic	29,407	(e)(g)	*
All Directors and executive officers as a group (14 persons)	2,569,091	(a)(c)(d)(e)(f)(g)(h)	13.1%

*	Less than one percent.

(a)	Includes 43,340 shares as to which Mrs. Werner has investment and voting power although she disclaims any beneficial ownership.

(b)	Pursuant to the terms of the Roadway Corporation 401(k) Stock Savings Plan, participants are entitled to instruct the trustee as to the voting of any shares allocated to their account(s) and shares for which no direction is received by the trustee. The trustee must vote the shares as directed.

(c)	Includes shares subject to stock options exercisable on or prior to April 1, 2003 granted pursuant to the Nonemployee Directors’ Stock Option Plan for payment of directors’ fees, as follows: Mr. Doyle, 6,318 shares; Mr. Frey, 9,618 shares; Mr. Meek, 8,063 shares; and all Directors and executive officers as a group, 23,999 shares.

(d)	Includes shares of Common Stock constituting payment of nonemployee directors’ fees, receipt of which has been deferred pursuant to the Nonemployee Directors’ Equity and Deferred Compensation Plan, as follows: Mr. Doyle, 4,380 shares; Mr. Frey, 847 shares; Mr. Meek, 2,591 shares; and all Directors and executive officers as a group, 7,818 shares.

(e)	Includes shares subject to stock options exercisable on or prior to April 1, 2003 granted pursuant to the Equity Ownership Plan, as follows: Mr. Wickham, 112,500 shares; Mr. Staley, 15,000 shares; Mr. Cunningham, 41,625 shares; Mr. Bronneck, 6,500 shares; Mr. Gasparovic, 3,500 shares; and all Directors and executive officers as a group, 187,688 shares.

(f)	Includes shares held in an individual retirement account, as follows: Mr. Schafer, 500 shares; Mr. Wickham, 2,344 shares; Mr. Cunningham, 735 shares; and all Directors and executive officers as a group, 3,807 shares.

(g)	Includes shares held pursuant to the Roadway Corporation 401(k) Stock Savings Plan, as follows: Mr. Wickham, 12,867 shares; Mr. Staley, 9,734 shares; Mr. Cunningham, 6,893 shares; Mr. Bronneck, 11,097 shares; Mr. Gasparovic, 347 shares; and all Directors and executive officers as a group, 52,702 shares.

(h)	Includes shares held by family members who reside with the executive officer as to which beneficial ownership is disclaimed, as follows: Mr. Wickham, 10,350 shares; and Mr. Cunningham, 1,125 shares. As a group, all Directors and executive officers disclaim beneficial ownership of 54,815 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires beneficial owners of more than 10% of the issued and outstanding Common Stock, Directors and executive officers of the Company to report holdings of, and transactions in, Common Stock. Based on Company records and other information, the Company believes that all such reports required by such persons with respect to the fiscal year ended December 31, 2002 were timely filed; except that a statement of changes in beneficial ownership on Form 4 of Robert W. Obee, Vice President and Chief Information Officer of Roadway Express, Inc., reflecting the disposition of 800 shares of Common Stock by Mr. Obee on November 26, 2002, was inadvertently filed late on December 2, 2002 because of an administrative oversight by the Company.

COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth information concerning annual compensation for services rendered to the Company for 2000, 2001, and 2002 by those persons who were the chief executive officer and the other four most highly compensated executive officers of the Company during 2002 (collectively, the “Named Officers”).

SUMMARY COMPENSATION TABLE

					Long-Term
		Annual Compensation			Compensation

					Awards		Payouts

					Restricted	Securities
				Other Annual	Stock	Underlying	LTIP	All Other
				Compensation	Awards	Options	Payouts	Compensation
Name and Principal Position	Year	Salary($)	Bonus($)	($)(a)	($)(b)	(#)(c)	($)(d)	($)(e)

Michael W. Wickham	2002	$525,000	$325,380	$—	$1,726,478	—	$1,242,468	$128,490
Chairman and	2001	500,000	204,759	3,540	1,059,500	—	647,584	216,793
Chief Executive Officer	2000	450,000	425,798	4,720	306,977	—	—	198,293
James D. Staley	2002	$315,000	$294,840	$3,360	$924,913	—	—	$117,105
President	2001	290,000	112,804	3,360	529,750	—	—	118,683
	2000	280,000	283,776	3,360	223,600	—	—	100,858
J. Dawson Cunningham,	2002	$260,000	$216,920	$—	$616,597	—	$315,918	$114,096
Executive Vice President	2001	250,000	98,465	2,520	423,800	—	493,248	112,313
and Chief Financial Officer	2000	237,000	233,780	3,360	206,400	—	—	75,872
John D. Bronneck	2002	$245,000	$189,711	$1,000	$369,973	—	$496,530	$70,217
Executive Vice	2001	220,000	73,966	2,000	211,900	—	—	79,939
President – Operations Roadway Express, Inc.	2000	205,000	195,265	2,000	180,600	—	—	62,559
John J. Gasparovic	2002	$245,000	$216,920	—	$246,624	—	—	$60,422
Executive Vice President,	2001	230,000	92,004	—	211,900	—	—	40,177
General Counsel and Secretary	2000	154,805	80,951	—	63,554	7,000	—	75,299

(a)	Reflects cash dividends paid on shares of Common Stock granted as long-term incentive compensation under the Management Incentive Stock Plan.

(b)	Reflects shares of restricted stock granted under the Equity Ownership Plan on each of January 1, 2002 and January 1, 2001 and the Management Incentive Stock Plan on January 1, 2000, in each case valued on the basis of the Common Stock price on the date of grant. The shares of restricted stock that remain subject to forfeiture entitle the executive officer to all of the rights of a shareholder generally, including the right to vote the shares and receive any dividends that may be paid thereon.

The shares of restricted stock granted on January 1, 2002 vest equally over a three-year period on the anniversary of the date of grant. No such shares were vested on December 31, 2002 and they remain subject to the risk of forfeiture, which will lapse upon vesting. Accelerated vesting will occur and restrictions will lapse in the event of the grantee’s death, disability, termination from employment for reasons other than cause or in the event that certain change in control events occur.

The shares of restricted stock granted on January 1, 2001 have partially vested with respect to the six-month period required under the conditions of the grant. However, any such shares of restricted stock held by a Named Officer under the age of 55 remain subject to the risk of forfeiture, which will lapse upon the officer’s attainment of age 55. Accelerated vesting will occur and restrictions will lapse in the event of the grantee’s death, disability, termination from employment for reasons other than cause or in the event that certain change in control events occur.

The shares of restricted stock granted on January 1, 2000 have partially vested with respect to the attainment of certain management objectives based on stock appreciation. However, any such shares of restricted stock held by a Named Officer under the age of 55 remain subject to the risk of forfeiture, which will lapse upon the officer’s attainment of age 55 (provided that the officer has remained in the continuous employ of the Company or one of its subsidiaries) or in the event that certain change in control events occur.

The number and value of the aggregate restricted stock holdings for each of the Named Officers with restricted stock as of December 31, 2002 were as follows: Mr. Wickham, 47,043 shares with a value of

$1,731,653; Mr. Staley, 80,749 shares with a value of $2,972,371; Mr. Cunningham, 16,801 shares with a value of $618,445; Mr. Bronneck, 10,081 shares with a value of $371,082; and Mr. Gasparovic, 18,489 shares with a value of $680,580.

(c)	Reflects stock option grants under the Equity Ownership Plan.

(d)	Reflects, for 2002: (i) payout of shares of restricted stock under the Management Incentive Stock Plan awarded on January 1, 1996 (for which certain management objectives were reached on December 31, 1997 and to which all restrictions have lapsed due to the executive officer’s attainment of age 55) as follows: Mr. Bronneck, $314,000; and (ii) payout of cash balance under the Long-Term Stock Award Incentive Plan, as follows: Mr. Wickham, $1,242,468; Mr. Cunningham, $315,918; and Mr. Bronneck, $182,530.

(e)	Reflects, for 2002: (i) interest earned on stock credits converted into a cash balance account under the Long-Term Stock Award Incentive Plan, as follows: Mr. Wickham, $22,910; Mr. Staley, $26,609; Mr. Cunningham, $29,161; and Mr. Bronneck, $4,893; (ii) Company matching contributions under the 401(k) Stock Savings Plan, a voluntary contributory defined contribution employee benefit plan, as follows: Mr. Wickham, $8,511; Mr. Staley, $9,000; Mr. Cunningham, $8,377; Mr. Bronneck, $9,000; and Mr. Gasparovic, $6,000; and (iii) the value of premiums paid by the Company for split-dollar life insurance coverage under the Split Dollar Life Insurance Plan, as follows: Mr. Wickham, $97,069; Mr. Staley, $81,496; Mr. Cunningham, $76,558; Mr. Bronneck, $56,324; and Mr. Gasparovic, $54,422. Key and certain other employees (including, prior to the adoption of the Sarbanes-Oxley Act of 2002, certain of the Company’s executive officers) are eligible to participate in the Company’s split-dollar life insurance program. Compensation attributable to split-dollar insurance represents the present value of the interest projected to accrue on the portion of the current year’s insurance premium paid by the Company. The portion of the premium payments paid by the Company are recovered by the Company from the cash value of the policy upon the later of the fifteenth anniversary of the employee’s participation in the insurance plan or age 65. In the event that the employee’s employment is terminated prior to early or normal retirement or disability, or the occurrence of certain other events enumerated in the split-dollar agreement between the Company and the employee, the Company will recover its portion of the premium payments at that time. The Company has discontinued making any further payments under these policies with respect to its executive officers.

Stock Option Grants

      The Company did not grant any stock options to employees during the fiscal year ended December 31, 2002.

Stock Option Exercises and Fiscal Year-End Values

      The following table sets forth information about stock options exercised during fiscal year 2002 by the Named Officers and the fiscal year-end values of unexercised options held by Named Officers.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

Number of Securities
			Underlying Unexercised	Value of Unexercised
			Options at	In-The-Money Options at
	Number of Shares		Fiscal Year-End (#)	Fiscal Year-End ($)
	Underlying Options	Value
Name	Exercised (#)	Realized ($)	Exercisable/Unexercisable	Exercisable/Unexercisable

Michael W. Wickham	—	$—	112,500 / 37,500	$1,834,875 / $611,625
James D. Staley	—	—	15,000 / 15,000	244,650 / 244,650
J. Dawson Cunningham	—	—	41,625 / 13,875	678,904 / 226,301
John D. Bronneck	13,000	205,400	6,500 / 6,500	106,015 / 106,015
John J. Gasparovic	—	—	3,500 / 3,500	45,929 / 45,929

Equity Compensation Plan Information

      The following table provides information as of December 31, 2002 related to our equity compensation plans in effect at that time.

	(a)	(b)	(c)
			Number of securities
			remaining available
			for future issuance
	Number of securities to	Weighted-average	under equity
	be issued upon exercise	exercise price of	compensation plans
	of outstanding options,	outstanding options,	(excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))

Equity compensation plans approved by security holders	489,010	$21.27	1,082,838 (1)
Equity compensation plans not approved by security holders	0	0	37,548 (2)

Total	489,010	$21.27	1,120,386

(1) Shareholder Approved Plans:

Includes (i) 603,786 shares of Common Stock that may be issued in the form of restricted stock, deferred stock, performance units or phantom stock units under the Equity Ownership Plan; (ii) 52,000 shares that may be issued in the form of restricted stock under the Nonemployee Directors’ Equity Ownership Plan; (iii) 91,163 shares that may be issued to nonemployee directors’ in lieu of cash compensation under the Nonemployee Directors’ Equity and Deferred Compensation Plan; (iv) 253,746 shares held under the Deferred Compensation Plan that are payable to participants under certain conditions; and (iv) 220 shares held in the Long-Term Stock Award Incentive Plan. Shares available for issuance under the above-named plans are reduced by 194,078 excess shares issued under the Employee Stock Purchase Plan.

(2) Non-Shareholder Approved Plans:

     Phantom Stock Plans

The table includes 1,600, 17,700 and 0 shares of Common Stock available for issuance under the Roadway Next Day Corporation Phantom Stock Plan, the New Penn Motor Express Phantom Stock Plan, and the Arnold Transportation (ATS) Phantom Stock Plan, respectively. The purpose of these plans is to provide a retention bonus for a select group of key employees upon completion of the acquisition of Arnold Industries. Under these plans, the Board may authorize the granting of “Phantom Stock Rights” to any participant. A “Phantom Stock Right” is the right of a participant to receive from the Company an amount equal to fair market value (as specified under the plan) times the number of phantom share units subject to the Phantom Stock Right at the time the Phantom Stock Right is vested, as determined by the Board. Vesting periods are 18, 36 and 48 months from date of grant, depending on participant. As of December 31, 2002, 15,600, 142,300 and 16,400 shares of phantom stock were granted under the Roadway Next Day, New Penn Motor Express and the ATS Phantom Stock Plans, respectively. The ATS Phantom Stock Plan was eliminated upon the Company’s sale of ATS in January 2003.

     Incentive Stock Agreement Plan

The table includes 12,000 stock credits granted and outstanding under the Incentive Stock Credit Agreement Plan. The Plan provided an incentive bonus of stock credits to a select group of key employees upon attainment of certain stock performance criteria. Credits are subject to forfeiture until age 55 and distribution commences upon retirement. This Plan has been discontinued and no additional shares will be granted thereunder.

     Medical Board Plan

The table includes 6,248 restricted shares that will be issued in 2003 under the Medical Board Plan. The Medical Board Plan provides stock-based and cash compensation to a group of consultants engaged to help Roadway reduce risk management costs. Stock-based compensation paid to the Medical Board is in the form of restricted shares and the value of such shares awarded is equal to the fair market value of the stock on date of award. The Plan was established in 1998 and 22,225 shares were issued thereunder through

December 31, 2002. There is no pre-authorized limit to the amount of shares available for grant under the Plan and the Company cannot presently estimate how many shares will be issued in 2004 and beyond.

     Union Stock Bonus Plan

The Union Stock Bonus Plan provides stock awards to employee subject to labor contracts who meet certain eligibility and service requirements. Share grants awarded under this plan are based on the Company’s profitability and vary by year. There is no pre-authorized limit to the amount of shares available for grant and the Company has no way to estimate how many shares will be issued in the future. See further explanation in Footnote 11 to the audited financial statements of the Company contained in the Company’s Annual Report for the year ended December 31, 2002.

     Employee Service Award Plan

The Employee Service Award Plan is designed to recognize employees who retire after 40 or more years of service with the Company. Eligible employees receive one share of stock for each year of such service. The Company has no way to estimate future share issuances under the Employee Service Award Plan and there is no pre-authorized limit as to the amount of shares available for grant. Since its inception in 1997, 668 shares have been issued under the Employee Service Award Plan and future grants are expected to be immaterial.

Roadway Corporation Pension Plan

      The following table shows estimated annual pension benefits payable as retirement benefits to the Named Officers.

PENSION PLAN TABLE

	Years of Service

Remuneration	15 Years	20 Years	25 Years	30 Years

$200,000	$46,688	$62,250	$77,813	$93,375
300,000	69,188	92,250	115,313	138,375
400,000	91,688	122,250	152,813	183,375
500,000	114,188	152,250	190,313	228,375
600,000	136,688	182,250	227,813	273,375
700,000	159,188	212,250	265,313	318,375
800,000	181,688	242,250	302,813	363,375
900,000	204,188	272,250	340,313	408,375
1,000,000	226,688	302,250	377,813	453,375

      The Roadway Corporation Pension Plan (the “Pension Plan”) is a noncontributory qualified defined benefit plan. The Pension Plan provides annual retirement benefits after normal retirement at age 65 years equal to the greater of (a) total years of service (not to exceed 30) multiplied by 2% of the final 20 years’ average annual compensation at or below $45,000; (b) total years of service (not to exceed 30) multiplied by the sum of 1 3/4% of the final 20 years’ average annual compensation up to $45,000 and 1 1/2% of the final 20 years’ average annual compensation in excess of $45,000; or (c) 40% of the final 5 years’ average annual compensation, pro rated for years of service less than 30. Benefits under the Pension Plan are not subject to reductions for social security benefits or other offset amounts.

      Benefits are payable as a straight life annuity under various assumptions based on final average compensation and years of service. Annual compensation for computing annual pension benefits includes base salary and incentive compensation. For the Named Officers, annual compensation correlates to the “Salary” and “Bonus” columns of the Summary Compensation Table, after adjustment for the timing of bonus payments. (The Summary Compensation Table discloses bonus amounts earned each year (although such amounts are actually paid in the following year) while annual compensation used for calculating benefit payments is based on bonus amounts actually paid during the relevant period (irrespective of when such amounts were earned)).

      The projected credited years of service and the estimated final average compensation under the Pension Plan for the Named Officers are: Mr. Wickham, 30 (34 1/2 actual) years and $811,832; Mr. Staley, 30 (31 1/2 actual) years and $441,279; Mr. Cunningham, 26 1/2 (17 1/2 actual) years and $421,144; Mr. Bronneck, 30 (33 1/2 actual) years and $368,174; and Mr. Gasparovic, 22 1/2 (2 1/2 actual) years and $322,224.

      Federal law places certain limitations on the amount of compensation that may be taken into account in calculating pension benefits and on the amount of pensions that may be paid under federal income tax qualified plans. The Company believes the retirement income objectives of the Company’s pension plans are appropriate for all eligible participants. It has therefore adopted a nonqualified Section 415 Excess Plan and a nonqualified Section 401(a)(17) Benefit Plan (collectively, the “Excess Plans”) providing for the payment from general funds of the benefits that would be lost by plan participants as a result of present or future Internal Revenue Code of 1986 (the “Internal Revenue Code”) provisions limiting the benefits payable or the compensation taken into account. Upon the retirement or death of a participant under either of the Excess Plans, the supplemental retirement benefit payable with respect to such participant will be determined under the pension formula set forth above, but without the limitations set forth in the Internal Revenue Code described above.

Agreements with Certain Officers

      The Company has entered into agreements (the “Change in Control Severance Agreements”) with each of the Named Officers, which specify certain financial arrangements that the Company will provide upon the termination of such individuals’ employment with the Company under circumstances involving a “change in control” (as defined in the Change in Control Severance Agreements) of the Company. The Change in Control Severance Agreements are intended to ensure continuity and stability of senior management of the Company.

      Each of the Change in Control Severance Agreements provides that, in the event of a “change in control” of the Company, if the Company (or its affiliate) terminates the employment of an individual who is a party to a Change in Control Severance Agreement (unless the termination is due to the individual’s death or permanent disability or is for “cause” (as defined in the Change in Control Severance Agreements)), the individual would be entitled to receive:

•	a lump sum payment equal to one, two or three times (depending on the individual) base salary (at the highest rate in effect for any period within the five years prior to termination of employment) and incentive pay (based on the highest target or payout rate for incentive pay over the five-year period immediately preceding the year of the “change in control”);

•	the continuation of certain welfare benefits during the one-, two- or three-year period (depending on the individual) following the termination of such individual’s employment;

•	a lump sum payment equal to the retirement benefits that would have been earned during the one-, two- or three-year period (depending on the individual) following termination of employment;

•	a lump sum payment in an amount equal to the cost of providing medical coverage to the individual from the expiration of the one, two or three year period (depending on the individual) following termination until the individual is eligible to receive Medicare; and

•	reimbursement for any additional tax liability incurred as a result of excise taxes imposed or payments deemed to be attributable to the “change in control.”

      Upon the occurrence of a “change in control” followed by (i) the failure to appoint or reappoint or otherwise maintain the individual in his current (or a better) office or position or the removal of the individual as a director of the Company if such individual was a director prior to the “change in control;” (ii) a significant adverse change in the nature or scope of the individual’s duties or compensation; (iii) relocation of the individual’s principal work location to a place more than fifty miles from the principal work location immediately prior to the “change in control;” (iv) the liquidation, merger, or sale of the Company (unless the new entity assumes the Change in Control Severance Agreement); or (v) a material breach of the Change in Control Severance Agreement, the individual would be entitled to resign and would be entitled to receive the payments and the continuation of benefits described above.

      The Change in Control Severance Agreements do not create employment obligations for the Company unless a “change in control” has occurred, prior to which time the Company and the individual each reserves the right to terminate the employment relationship. Both before and after the occurrence of a “change in control” the Company may terminate the employment of any of such individuals for “cause.”

2002 Audit Committee Report

      The Board of Directors of the Company has adopted a written Audit Committee Charter. All members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee pre-approves all auditing and non-audit services and fees provided to the Company by its independent auditors.

      The Audit Committee has reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s independent auditors, the audited financial statements of the Company contained in the Company’s Annual Report for the year ended December 31, 2002. The Audit Committee has also discussed with the Company’s independent auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

      The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (titled, “Independence Discussions with Audit Committees”), and has discussed with Ernst & Young LLP their independence. The Audit Committee has also considered whether the provision of non-audit services to the Company by Ernst & Young LLP is compatible with maintaining their independence.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the U.S. Securities and Exchange Commission.

      This report is submitted on behalf of the Audit Committee.

CARL W. SCHAFER (CHAIRMAN); JOHN F. FIEDLER; PHILLIP J. MEEK

2002 Executive Compensation Report

      The Compensation and Nominating Committee (the “Compensation Committee”) is composed of three nonemployee members of the Board of Directors. The Compensation Committee is responsible for establishing basic principles related to the compensation programs of the Company and for providing oversight for compensation programs for executive officers.

      In 2002, the Compensation Committee retained the strategic objectives for executive compensation that it had established for previous years. The Compensation Committee’s objectives were to assure that compensation for executive officers would support the Company’s mission and vision statement and attract and retain experienced professionals in their respective fields. In accordance with the Company’s objectives, the Compensation Committee approved a mix of base salaries and incentive compensation for the Company’s executive officers that is designed to reward executive officers for achievement of corporate goals while at the same time making them stakeholders in the Company.

      Base Salaries. Salaries for executive officers, including the chief executive officer, were determined by three factors: (i) salary levels among service companies with revenues of comparable magnitude and specifically those of the nearest competitors to the Company and its subsidiaries as obtained through published sources; (ii) performance of the Company, considering profitability of the industry as a whole; and (iii) individual performance as evaluated by the chief executive officer and through the Compensation Committee’s own observations, and in the case of the chief executive officer, by the Compensation Committee itself after consulting with other members of the Board of Directors other than the chief executive officer. The group of companies used for compensation comparison purposes is not the same as the S&P Trucking Super Composite Index, which is the peer group of companies included in the Performance Graph on page 14. The Compensation Committee establishes base compensation at or below market, while rewarding superior performance through annual cash incentives and long-term incentives.

      Cash Incentive Compensation. As in prior years, in 2002 the Compensation Committee set individualized cash incentives for the top management group, which includes all executive officers. At the beginning of 2002, the Compensation Committee set cash incentive amounts for the executive officers upon a consideration of, among other factors, the relative importance of the executive’s position with the Company and the degree of talent required to obtain high performance at such position. The Compensation Committee also set targeted performance levels for the Company and its operating subsidiaries for fiscal year 2002. The percentage of the cash incentive target actually awarded declines by increments of 5% or 10% to the extent profitability does not meet certain predetermined targets. No payouts are made if profits do not exceed certain levels, and awards can exceed the cash incentive target if actual profits exceed the targeted performance levels. Awards for officers of the Company are based on the performance of the Company as a whole and awards for all other officers are based on performance of their respective subsidiary; except that awards for the presidents of the Company’s subsidiaries are based on a blend of both. Based on the Company’s profitability for 2002, incentive compensation was paid in the range of 54.23% — 67.75% of the targeted amounts for the executive officers, including the chief executive officer.

      In addition, the Compensation Committee uses its discretion in awarding additional cash incentive awards for superior performance during the year. Discretionary bonuses were not awarded to any executive officers in 2002.

      Equity Ownership Plan. In furtherance of the Compensation Committee’s objectives to maintain the alignment of executive and shareholder interests, it instituted an Equity Ownership Plan, which was approved by the Company’s shareholders at the 1998 Annual Meeting of Shareholders. Under the Equity Ownership Plan, the Board is authorized to award officers and key employees with various types of stock-based compensation, including stock options, stock appreciation rights, restricted shares, deferred shares, phantom shares, and performance units. Under the Equity Ownership Plan as currently in place, the aggregate number of shares of Common Stock that may be issued or transferred under the Plan may not exceed 2,000,000. Pursuant to the Equity Ownership Plan, grants of an aggregate of 198,786 shares of restricted stock were made to 68 officers and key employees effective January 1, 2003. Awards of stock are subject to lapse and forfeiture if a number of conditions are not satisfied. The conditions include vesting requirements and such other conditions as the Compensation Committee may determine.

      Chief Executive Officer. The compensation awarded to the Company’s chief executive officer reflects the basic philosophy and objectives generally discussed above that compensation for all employees should be based on Company and individual performance, and that base salary should be at or below market. Mr. Wickham’s incentive compensation was determined in the same manner as for all other participants in the plans.

      Under Section 162(m) of the Internal Revenue Code of 1986, as amended, a public company is generally denied deductions for compensation paid to the chief executive officer and the other four most highly compensated executive officers to the extent the compensation for any of such individuals exceeds one million dollars for the taxable year. The Compensation Committee intends to preserve the deductibility of compensation payable to the Company’s executive officers, although deductibility will be only one among a number of factors considered in determining appropriate levels or modes of compensation.

      This report is submitted on behalf of the Compensation Committee.

FRANK P. DOYLE; DALE F. FREY; PHILLIP J. MEEK (CHAIRMAN)

PERFORMANCE GRAPH

      The following graph reflects a comparison of the cumulative total shareholder return on the Common Stock with the S&P 500 Index and the S&P Trucking Super Composite, respectively, for the period commencing January 1, 1998 (base point December 31, 1997) through December 31, 2002. The graph assumes that the value of the investment in the Common Stock and each index was $100 at December 31, 1997, and all dividends were reinvested. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be necessarily indicative of the actual future return on the Common Stock.

Stock Performance Graph

			S&P
			Trucking
	Roadway	S&P 500	Super
	Corporation	Index	Composite

December 31, 1997	$100	$100	$100
December 31, 1998	66	129	95
December 31, 1999	100	156	89
December 31, 2000	99	142	91
December 31, 2001	172	126	109
December 31, 2002	174	98	123

APPROVAL OF THE AMENDMENT

TO THE EMPLOYEE STOCK PURCHASE PLAN

(Proposal No. 2)

General

      The Plan was approved by the former parent of Roadway Corporation, Roadway Express, Inc., on May 29, 2001. During 2002, 149,457 shares were purchased by employees of the Company as a group under the Plan. On February 10, 2003, the Board of Directors approved an amendment to the Plan that increases the number of shares available for purchase under the Plan by 750,000 shares. The amendment further provides that none of the 1,700,000 shares authorized under the Plan (the 950,000 previously authorized under the Plan plus the additional 750,000) will be available to be used to grant awards under the Company’s other equity compensation plans. Prior to the amendment, the Plan provided that the total shares available for purchase under the Plan in excess of 150,000 could be made available for the grant of awards under the Company’s other equity compensation plans. At the Annual Meeting, the shareholders are being requested to approve this amendment.

      The purpose of the Plan is to provide eligible employees of the Company and its subsidiaries with an opportunity to purchase shares of Common Stock of the Company through accumulated payroll deductions and accumulated dividends on shares of Common Stock acquired under the Plan. It is the Company’s intention that the Plan qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code.

      The following summary of the material terms of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is available by writing to the Company at its principal executive office, 1077 Gorge Blvd., Akron, OH, 44310, Attn: Secretary. Unless otherwise specified, capitalized terms used herein have the meaning assigned to them in the Plan.

Description of the Plan

      The Plan provides eligible employees with the opportunity to purchase shares of Common Stock pursuant to a payroll deduction program and through the use of dividends on Common Stock acquired under the Plan. Under the Plan, eligible employees who elect to participate are granted stock options on the first day of successive offering periods (which may not be shorter than one month or longer than one year) established by the Committee that administers the Plan. At the end of each offering period, such options are automatically exercised to purchase shares with the exercise price being paid with accumulated payroll deductions and/or dividends. No interest accrues on any such payroll deductions or dividends. The exercise price at which shares are purchased at the end of an offering period is set by the Committee but shall not be less than 85% of (i) the market price at the beginning of an offering period, or (ii) the closing market price on the last trading day before the last day of an offering period.

      Pursuant to the Plan, all employees of the Company or of any subsidiary of the Company who are not executive officers (as defined in the Plan) may participate in the Plan, except employees who are customarily employed for less than 20 hours per week or employees who have not been employed by the Company or by a subsidiary of the Company for six months or more. In addition, any employee who owns, or holds options to acquire, or who, as a result of the grant of an option under the Plan, would own or hold options to purchase, stock of the Company representing five percent (5%) or more of the total voting power or value of all classes of stock of the Company or any subsidiary of the Company, is not eligible to participate in the Plan. As of the Record Date, there were approximately 27,000 employees eligible to participate in the Plan.

      No option granted to an eligible employee at the beginning of an offering period may cover a number of shares in excess of the number (rounded down to the nearest whole number) obtained by dividing (i) 10% (or such lesser percentage down to 1% as determined by the Committee) of each eligible employee’s “basic compensation” (as defined in the Plan), by (ii) 85% of the fair market value of a share of Common Stock at the beginning of the offering period. During any calendar year, no employee is entitled to purchase shares of Common Stock under the Plan having a value of more than $25,000.

      Pursuant to the amendment to the Plan, the number of shares of Common Stock available for issuance under the Plan is 1,700,000, increased by shares authorized but not granted under the Company’s Management Incentive Stock Plan, Equity Ownership Plan, Nonemployee Directors’ Stock Option Plan, Nonemployee Directors’ Equity and Deferred Compensation Plan and Nonemployee Directors’ Equity Ownership Plan. However, none of such 1,700,000 shares may be used to increase the number of shares authorized for issuance under any other equity plan of the Company. In the event of a stock split, stock dividend or other subdivision, combination or classification of the Common Stock, appropriate adjustments will be made with respect to the maximum number of shares subject to, and the purchase price of shares under, the Plan.

      Upon written notice to the Company, a participant may at any time withdraw from the Plan, decrease (or cease) the participant’s payroll deductions made to purchase shares thereunder, or cease the use of dividends to purchase shares under the Plan. An employee’s participation in the Plan is also terminated upon the participant’s termination of employment for any reason, including death. In the event of termination, all payroll deductions and dividends contributed by the participant that have not previously been used to exercise options are returned, without interest.

      The Plan may be terminated or amended from time to time by the Board of Directors, provided that no amendment may be made without the approval of shareholders of the Company if the amendment would increase the aggregate number of shares of Common Stock to be issued under the Plan, change the class of employees eligible to participate in the Plan, or cause the Plan to fail to meet the requirements of an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.

      The Plan is administered by the Committee. Under the terms of the Plan, the Committee is the Compensation and Nominating Committee of the Company’s Board of Directors, or such other committee of not less than two members of the Board of Directors as may be appointed by the Board of Directors. The

Committee has the power to make, amend and repeal policies and procedures for the operation and administration of the Plan, all of which are final and binding upon each participant having an interest therein.

Federal Income Tax Consequences

      The Plan and the right of employees to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be recognized by an employee at the time an option is granted or shares are purchased under the Plan. As summarized below, an employee may recognize income upon disposition of the shares acquired under the Plan.

      If the shares are disposed of more than two years after the date of grant of the option and more than one year after the transfer of the shares to the employee (the “required holding period”), or in the event of the death of the employee, then, the lesser of (a) the excess of the fair market value of the shares at the time the option was granted over the purchase price of the shares or (b) the excess, if any, of the fair market value of the shares at the time such shares are disposed of, or at the time of the employee’s death, over the purchase price of the shares will be treated as ordinary income. Any further gain upon such sale will be treated as a capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the employee has a capital loss equal to the difference. No deduction for federal income taxes is allowed to the Company upon the employee’s death or upon disposition of shares after the required holding period.

      If the shares are disposed of prior to the expiration of the required holding period (other than by reason of death), then, in such event (a “Disqualifying Disposition”), the excess of the fair market value of the shares on the date of purchase over the purchase price will be treated as ordinary income to the employee. Any further gain upon such sale will be treated as a capital gain. If the shares are sold for less than their fair market value on the date of purchase, the employee will recognize the same amount of ordinary income and also will recognize a capital loss equal to the difference between the sale price and the fair market value of the shares on such purchase date. To the extent the employee recognizes ordinary income by reason of a Disqualifying Disposition, the Company is entitled to a corresponding tax deduction for compensation in the tax year in which the disposition occurs, provided the Company has satisfied certain income tax reporting obligations under the Internal Revenue Code.

      The foregoing discussion is merely a summary of certain federal income tax consequences to an employee and the Company with respect to shares purchased under the Plan, is necessarily general in nature, and does not purport to be complete. Reference should be made to the applicable provisions of the Internal Revenue Code and the regulations promulgated thereunder. In addition, this summary does not discuss the provisions of the income tax laws of any state or foreign country in which an employee may reside. Each employee should consult his or her own tax advisor concerning the federal (and any state and local) tax consequences of participation in the Plan.

Required Vote

      Approval of the amendment to the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote on the matter at the Annual Meeting.

      Your Board of Directors recommends a vote FOR this proposal.

SELECTION OF INDEPENDENT AUDITORS

(Proposal No. 3)

      A proposal will be presented at the meeting to ratify the selection of Ernst & Young LLP as the independent auditors of the Company for 2003. Ernst & Young LLP and its predecessors have been the independent auditors of the Company since 1951. Representatives of Ernst & Young LLP will attend the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

      Your Board of Directors recommends a vote FOR this proposal.

Fees of Independent Auditors

      The following table shows the aggregate fees billed to the Company by Ernst & Young LLP for services rendered during the fiscal year ended December 31, 2002:

Description of Fees	Amount

Audit Fees(1)	$935,100
Audit Related Services(2)	72,000
Tax Fees(3)	164,600
All Other Fees(4)	87,000

Total Fees(5)	$1,258,700

(1)	Constitutes fees for (a) the audit of the Company’s financial statements for the fiscal year ended December 31, 2002 and the reviews of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q filed during the fiscal year ended December 31, 2002, and (b) registration statements filed with the SEC, including required consents.

(2)	Includes fees for employee benefit plans and compliance audits.

(3)	Includes fees related to tax planning, transfer pricing analysis, real estate and property tax services, and assistance on state tax voluntary disclosure agreement matters.

(4)	Includes fees for executive tax return preparation assistance and personal financial consulting services.

(5)	The Company did not engage Ernst & Young LLP to provide advice regarding, and was not billed by Ernst & Young LLP for any fees in respect of, financial information systems design and implementation during the fiscal year ended December 31, 2002.

SHAREHOLDER PROPOSALS

      The Company must receive by October 24, 2003 any proposal of a shareholder intended to be presented at the 2004 Annual Meeting and to be included in the Company’s proxy materials related to the 2004 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act. Proposals of shareholders submitted outside the processes of Rule 14a-8 under the Exchange Act in connection with the 2004 Annual Meeting (“Non-Rule 14a-8 Proposals”) must be received by the Company by January 7, 2004 or such proposals will be considered untimely under the advance notice provisions of the Company’s By-Laws. Non-Rule 14a-8 Proposals must comply with certain provisions of the Company’s By-Laws. The Company’s proxy related to the 2004 Annual Meeting will give discretionary authority to the proxy holders to vote with respect to all Non-Rule 14a-8 Proposals received by the Company after January 7, 2004. Notices of shareholder proposals should be delivered personally or mailed, and any request for a copy of the Company’s By-Laws (which will be provided at no charge to any holder of Common Stock) should be directed, to the Secretary of the Company at its principal offices.

COST OF SOLICITATION

      The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company by telephone. The Company does not expect to pay any compensation for the solicitation of proxies, but it may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses in sending proxy material to principals and obtaining their proxies.

JOHN J. GASPAROVIC
Secretary

February 21, 2003

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☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 – Frank P. Doyle	☐	☐	05 – Carl W. Schafer	☐	☐

02 – John F. Fiedler	☐	☐	06 – James D. Staley	☐	☐

03 – Dale F. Frey	☐	☐	07 – Sarah Roush Werner	☐	☐

04 – Phillip J. Meek	☐	☐	08 – Michael W. Wickham	☐	☐

B	Issues

Directors recommend a vote FOR the following proposals.

		For	Against	Abstain		Yes
2.	Approval of the amendment to the Roadway Corporation 2001 Employee Stock Purchase Plan.	☐	☐	☐	CONFIDENTIAL VOTE REQUESTED	☐

3.	Ratification of Ernst & Young LLP as independent auditors.	☐	☐	☐

C	Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

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Proxy – Roadway Corporation

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MARCH 26, 2003.

The undersigned hereby appoints Michael W. Wickham, James D. Staley and J. Dawson Cunningham, or any of them or their substitutes, as Proxies, each with the power to appoint his substitutes, and hereby authorizes them to represent and vote all the shares of common stock of Roadway Corporation held of record by the undersigned at the close of business on February 11, 2003, at the Annual Meeting of Shareholders to be held at the Sheraton Four Points Hotel, located at 3150 West Market Street, Fairlawn, Ohio, on Wednesday, March 26, 2003, at 9:00 a.m., and at any adjournments or postponements thereof. In their discretion, the Proxies are authorized to vote in accordance with their judgment upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election as directors of the nominees listed; FOR approval of the amendment to the Roadway Corporation 2001 Employee Stock Purchase Plan; and FOR ratification of the independent auditors of the Company for 2003.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS CARD.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

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DESIGNATION (IF ANY)	000000000.000 ext

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☐ Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card – 401(k) Stock Savings Plan

A	Election of Directors

1.	The Board of Directors recommends a vote FOR the listed nominees.

	For	Withhold		For	Withhold
01 – Frank P. Doyle	☐	☐	05 – Carl W. Schafer	☐	☐

02 – John F. Fiedler	☐	☐	06 – James D. Staley	☐	☐

03 – Dale F. Frey	☐	☐	07 – Sarah Roush Werner	☐	☐

04 – Phillip J. Meek	☐	☐	08 – Michael W. Wickham	☐	☐

B	Issues

Directors recommend a vote FOR the following proposals.

		For	Against	Abstain		Yes
2.	Approval of the amendment to the Roadway Corporation 2001 Employee Stock Purchase Plan.	☐	☐	☐	CONFIDENTIAL VOTE REQUESTED	☐

3.	Ratification of Ernst & Young LLP as independent auditors.	☐	☐	☐

C	Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box	Date (mm/dd/yyyy)

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1 U P X	H H H	P P P P	0015452	+

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Proxy — Roadway Corporation

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MARCH 26, 2003.

To Fidelity Investments, Trustee of the Roadway Corporation 401(k) Stock Savings Plan (the “Plan”): The undersigned, a participant in and named fiduciary under the Plan, hereby directs the Trustee to vote in person or by proxy (a) all common shares of Roadway Corporation credited to the undersigned’s account under the Plan on the record date (“allocated shares”); and (b) the proportionate number of common shares of Roadway Corporation allocated to the accounts of other participants in the Plan, but for which the Trustee does not receive valid voting instructions (“non-directed shares”) and as to which the undersigned is entitled to direct the voting in accordance with the Plan provisions. Under the Plan, shares allocated to the accounts of participants for which the Trustee does not receive timely directions in the form of a signed voting instruction card are voted by the Trustee as directed by the participants who timely tender a signed voting instruction card. By completing this Confidential Voting Instruction Card and returning it to the Trustee, you are authorizing the Trustee to vote allocated shares and a proportionate amount of the non-directed shares held in the Plan. The number of non-directed shares for which you may instruct the Trustee to vote will depend on how many other participants exercise their right to direct the voting of their allocated shares. Any participant wishing to vote the non-directed shares differently from the allocated shares may do so by requesting a separate voting instruction card from the tabulator at 1-800-991-8947.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS CARD.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

YOU ARE ENCOURAGED TO HAVE YOUR VOTE SUBMITTED NO LATER THAN MARCH 24, 2003 TO ALLOW SUFFICIENT TIME FOR TABULATION.

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